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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                          event reported): May 10, 2002
                                           ------------



                               HARRIS CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      1-3863                   34-0276860
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


     1025 West NASA Blvd., Melbourne, FL                         32919
---------------------------------------------------    -------------------------
  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (321) 727-9100

                                    No Change
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Items 1. - 6.      Not Applicable.


Item 7.            Financial Statements and Exhibits.
                   ---------------------------------

                   (a)    Financial Statements.
                                  None.

                   (b)    Pro Forma Financial Information.
                                  None.

                   (c)    Exhibits.

                          The following documents are filed as Exhibits to this
                          Report:

                          99. Summary Business Segment Data on a five-segment basis for fiscal 2000 and 2001 and for each of the fiscal quarters of fiscal 2000, 2001, and the first three quarters of fiscal 2002.

Item 8.            Not Applicable.

Item 9.            Regulation FD Disclosure.
                   ------------------------

                   On May 10, 2002, Harris Corporation ("Harris" or the "Company") filed its Form 10-Q Quarterly Report for the fiscal quarter ended March 29, 2002. The disclosures included in the Form 10-Q for the fiscal period ended March 29, 2002 for Harris' reporting segments is made on a five-segment basis. Harris has previously reported segments on a two-segment basis (Commercial and Government). The five segments are Government Communications, RF Communications, Microwave Communications, Network Support, and Broadcast Communications.

                   Segment results for periods previously reported by Harris on a two-segment basis have been modified to conform to a five-segment basis.

                   Harris is providing herewith summary quarterly information for its five segments for each of the quarterly periods of fiscal 2000 and fiscal 2001, and for the first three quarters of fiscal 2002, and for fiscal 2000 and 2001.




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                                    SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARRIS CORPORATION


                                        By:  /s/ Bryan R. Roub
                                        ------------------------------------
                                        Name:    Bryan R. Roub
                                        Title:   Senior Vice President &
                                                 Chief Financial Officer
                                                 (principal financial officer
                                                 and duly authorized officer)



Date:       May 10, 2002



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                                  EXHIBIT INDEX



        Exhibit No.
         Under Reg.
       S-K, Item 601                              Description
-----------------------------       ----------------------------------------


            99. Summary Business Segment Data on a five-segment basis for fiscal 2000 and 2001 and for the fiscal quarters of fiscal 2000, 2001, and the first three quarters of fiscal 2002.



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